EXHIBIT 10.27

AMENDMENT NO.2 TO TIME SHARING AGREEMENT

THIS AMENDMENT NO.2 TO TIME SHARING AGREEMENT (the “Amendment”) is made and entered into this 23rd day of October, 2012, by and between PMI Global Services Inc., with an address of 180 Airport Rd, Hgr D2, White Plains, NY 10604 (“Operator”) and Louis C. Camilleri, with an address of 120 Park Avenue, New York, New York 10017 (“User”).

WITNESSETH, that

WHEREAS, Operator and User are parties to that certain Time Sharing Agreement dated August 18, 2010, as amended (“Agreement”);

WHEREAS, the parties desire to amend the Agreement; and

WHEREAS, Wells Fargo acknowledges and consents to this Amendment.

NOW THEREFORE, Operator and User declaring their intention to enter into and be bound by this Amendment, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1.    Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.    Amendment.

Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

3.    This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

IN WITNESS WHEREOF, the parties hereto have caused the signatures of their authorized representatives to be affixed below on the day and year first above written. The persons signing below warrant their authority to sign.

Operator:                         User:

PMI GLOBAL SERVICES INC.

By:    /s/     JAMES R. WEST                /s/ LOUIS C. CAMILLERI
Name:    James R. West                    Name:     Louis C. Camilleri__________
Title:    Vice President

ACKNOWLEDGED AND AGREED:

Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee under that certain Amended and Restated Trust Agreement dated as of June 1, 2012, as amended and supplemented from time to time.

By:    /s/     MICHAEL ARSENAULT
Name:    Michael Arsenault
Title:    Vice President

EXHIBIT A

Registration Number	Serial Number	Aircraft Description
N551PM	5374	Gulfstream Aerospace GV-SP (G550)
N552PM	5382	Gulfstream Aerospace GV-SP (G550)

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